Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Three:
The Director M Outlook

Supplement dated August 25, 2025 to the variable annuity prospectus dated May 1, 2025 and the updating summary prospectus dated April 30, 2025
This contract was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: The Director M Outlook and Wells Fargo Director M Outlook.
The following supplements and amends the above mentioned variable annuity prospectus and updating summary prospectus. Please read this supplement and retain it for future reference. Special terms not defined in this supplement have the same meanings as in your variable annuity prospectus and updating summary prospectus.
In Appendix A - Funds Available Under the Contract: the following fund fees current expenses are updated:

Fund and Adviser/Subadviser	Current Expenses
AB VPS Balanced Hedged Allocation Portfolio - Class B Adviser: AllianceBernstein, L.P.	0.95%*
AB VPS International Value Portfolio - Class B Adviser: AllianceBernstein, L.P.	1.17%
AB VPS Relative Value Portfolio - Class B Adviser: AllianceBernstein, L.P.	0.86%
Allspring VT Index Asset Allocation Fund - Class 2 Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	1.01%*
Invesco V.I. Main Street Fund - Series II Adviser: Invesco Advisers, Inc.	1.11%
Putnam VT Diversified Income Fund - Class IB Adviser: Franklin Advisers, Inc. Subadviser: Putnam Investment Management, LLC and Franklin Templeton Investment Management Limited	1.07%*

HV-8168